UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/09/2006

Pinnacle Foods Group Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  333-118390

Delaware	943303521
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

6 Executive Campus, Suite 100
Cherry Hill, New Jersey 08002
(Address of principal executive offices, including zip code)

(856) 969-7100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.02.    Termination of a Material Definitive Agreement

On January 9, 2006, the Amended Employment Agreement between the Company and Evan Metropoulos, dated November 25, 2003, was terminated. Such termination was deemed to be without Cause (as "Cause" is defined in the Amended Employment Agreement). Under the Amended Employment Agreement, Mr. Metropoulos is entitled to a severance benefit of 150% of his current Annual Base Compensation (as such term is defined in the Amended Employment Agreement). For a complete description of the Amended Employment Agreement, please see Exhibit 10.12 to the Company's Registration Statement on Form S-4 filed on August 20, 2004.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pinnacle Foods Group Inc.

Date: January 09, 2006	By:	/s/ N. Michael Dion
N. Michael Dion
Executive Vice President